                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               EARL SCHEIB, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

EARL SCHEIB, INC.                                                           LOGO
8737 Wilshire Boulevard
Beverly Hills, California 90211

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
EARL SCHEIB, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EARL SCHEIB, INC. (the "Company") will be held in the Hana Room at the Hotel Nikko located at 465 S. La Cienega Boulevard, Los Angeles, California on September 5, 1997 at 10:00 a.m., for the following purposes:

(1) To elect seven directors, each for a term of one year and until their successors shall have been duly elected and qualified.

(2) To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on July 16, 1997 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof.

Your attention is called to the Proxy Statement and accompanying Proxy Card. You are requested, whether or not you plan to be present at the meeting, to sign, date and return the Proxy Card in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote your own shares at the meeting.

A copy of the 1997 Annual Report of the Company accompanies this Notice but is not a part of the proxy solicitation material.

                                          By order of the Board of Directors

                                                        SIGNATURE
                                                     David I. Sunkin
                                                 Vice President & General
                                                    Counsel, Secretary

Beverly Hills, California
July 28, 1997

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH WILL BE USED AT THE ANNUAL MEETING. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED HEREWITH FOR THAT PURPOSE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

Requests for additional copies of proxy material should be addressed to David I. Sunkin, Vice President and General Counsel, at the office of the Company, 8737 Wilshire Boulevard, Beverly Hills, California 90211, (310) 652-4880 ext. 60. Earl Scheib, Inc. is listed and traded on the American Stock Exchange (Symbol "ESH").

EARL SCHEIB, INC.                                                         [LOGO]
8737 WILSHIRE BOULEVARD
BEVERLY HILLS, CALIFORNIA 90211

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 5, 1997

The accompanying proxy is solicited by the Board of Directors of Earl Scheib, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders to be held on September 5, 1997 and any adjournment thereof (the "Meeting"). Shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the Meeting. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

This Notice of Annual Meeting and Proxy Statement is being mailed to shareholders on or about July 30, 1997.

VOTING SECURITIES

Only shareholders of record at the close of business on July 16, 1997, are entitled to notice of and to vote at the Meeting, each share having one vote. In electing directors, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy, will be voted FOR the election of all nominees. Directors will be elected by a plurality of votes cast by holders of shares of Common Stock voting in person or by proxy at the Meeting. Approval of all other proposals, if any, will require the affirmative vote of the holders of a majority of shares of Common Stock voting in person or by proxy at the Meeting. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. On the record date, the Company had issued an outstanding 4,589,478 shares of Common Stock, par value $1.00.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares of the Company's Common Stock beneficially owned as of June 15, 1997, by (i) all persons known to the Company to own more that 5% thereof, (ii) all directors and nominees for director of the Company, and (iii) all directors, nominees for director and officers of the Company as a group:

                                                                                         PERCENT OF
                         NAME OF                                AMOUNT AND NATURE        OUTSTANDING
                     BENEFICIAL OWNER                       OF BENEFICIAL OWNERSHIP(a)     SHARES
----------------------------------------------------------  --------------------------   -----------
Dimensional Fund Advisors, Inc............................             291,500(b)            6.35%
  1229 Ocean Avenue, Suite 650
  Santa Monica, CA 90401
Gabelli Funds, Inc. and affiliates........................           1,001,360(c)           21.82%
  One Corporate Center
  Rye, NY 10580
Orion Capital Corp........................................             246,800               5.38%
  30 Rockefeller Plaza
  New York, NY 10112
Christian K. Bement.......................................             243,000(d)            5.29%
Stuart D. Buchalter.......................................           1,069,684(e)(i)        23.31%
Philip Wm. Colburn........................................              17,000(f)            *
Alexander L. Kyman........................................              13,500(g)            *
Daniel A. Seigel..........................................             510,000(h)           11.11%

                                                                                         PERCENT OF
                         NAME OF                                AMOUNT AND NATURE        OUTSTANDING
                     BENEFICIAL OWNER                       OF BENEFICIAL OWNERSHIP(a)     SHARES
----------------------------------------------------------  --------------------------   -----------
Donald R. Scheib..........................................           1,069,684(i)           23.31%
Robert L. Spencer.........................................              11,000(j)                *
Robert Wilkinson..........................................               7,500(k)                *
All directors, nominees for director and officers as a               2,042,116(l)            44.5%
  group (12 persons)......................................

---------------

 *   Indicates ownership of less than 1% of the Company's Common Stock

(a) Except as noted below, each of such beneficial owners exercises sole voting and investment power over all shares shown. Amounts include shares owned outright plus shares which could be acquired on or before August 15, 1997.

(b) According to a Securities and Exchange Commission Schedule 13G, dated February 5, 1997. Dimensional Fund Advisors, Inc. ("Dimensional") a registered investment advisor, is deemed to have beneficial ownership of all 291,500 shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(c) According to a Securities and Exchange Commission Schedule 13D, dated April 1, 1997, Gabelli Funds, Inc. and its affiliates hold all such shares for the benefit of their clients. Gabelli Funds, Inc. claims beneficial ownership of all 1,001,360 shares except for 9,460 shares owned by Mario J. Gabelli as an individual.

(d) Includes 43,000 shares owned outright and 200,000 shares which may be acquired upon the exercise of stock options which are presently exercisable.

(e)  Includes 30,000 shares owned outright.

(f) Includes 4,500 shares owned outright and 12,500 shares which may be acquired upon the exercise of directors stock options which are presently exercisable or which will become exercisable on or before August 15, 1997.

(g) Includes 3,500 shares owned by a trust of which Mr. Kyman is one of two trustees and 10,000 of which may be acquired upon the exercise of directors stock options which are presently exercisable or which will become exercisable on or before August 15, 1997.

(h) Includes 110,000 shares owned outright and 400,000 shares which may be acquired upon the exercise of stock options which are presently exercisable.

(i) Mr. Scheib and Mr. Buchalter are successor co-executors of the estate of Earl A. Scheib (the "Estate") which owns, as of May 20, 1997, 1,039,684 shares over which Mr. Scheib and Mr. Buchalter share investment and voting power. For Mr. Scheib, the amount also includes 30,000 shares which may be acquired upon the exercise of stock options which are presently exercisable or which will become exercisable on or before August 15, 1997.

(j) Includes 3,500 shares owned outright and 7,500 shares which may be acquired upon the exercise of directors stock options which are presently exercisable or which will become exercisable on or before August 15, 1997.

(k) Includes 2,500 shares owned outright and 5,000 shares which may be acquired upon the exercise of directors stock options which are presently exercisable or will become exercisable on or before August 15, 1997.

(l) Includes shares which may be acquired upon the exercise of stock options which are presently exercisable or which will become exercisable on or before August 15, 1997.

ELECTION OF DIRECTORS

Seven persons are to be elected to the Board of Directors, each for a term of one year, commencing on the date of the Meeting and continuing until the Annual Meeting of Shareholders to be held in 1998 and until their successors have been duly elected and qualified. The nominees named below will be nominated to serve until the 1998 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Of the seven nominees, Donald R. Scheib and Stuart D. Buchalter, as the successor co-executors for the estate of Earl A. Scheib, and Daniel A. Seigel may be deemed "controlling persons" of the Company.

All of the nominees except Mr. Buchalter and Mr. Bement are currently serving as directors of the Company. In the event that any nominee for director would become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

INFORMATION CONCERNING DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS

The following table sets forth the principal occupation or employment and principal business of the employer, if any, of each director and nominee for director of the Company, as well as his age, business experience, other directorships held by him and the period during which he has previously served as director of the Company:

            NAME, AGE                   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS;
      AND PRESENT POSITION                 OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------
Daniel A. Seigel, 55             A director since November 1994 when Mr. Seigel was employed
  President and Chief            as the Company's President and Chief Executive Officer. From
  Executive Officer, Director    March 1993 through 1994, Mr. Seigel was President and Chief
  and Nominee                    Executive Officer of Thrifty Corporation (retail drug stores and sporting goods). Prior to that and since March 1990, Mr.
                                 Seigel served as the President of Thrifty Corporation. Prior to joining Thrifty Corporation and since 1986, Mr. Seigel
                                 served as President, Chief Executive Officer and a director of Pacific Energy, an alternative energy subsidiary of
                                 Pacific Enterprises. Mr. Seigel is a director of Gart Sports
                                 (sporting goods retailers).
Philip Wm. Colburn, 68           A director since June 1992, Mr. Colburn has more than 30
  Director and Nominee           years experience in the automotive industry. Since March
                                 1988, Mr. Colburn has served as the Chairman of the Board of
                                 Allen Telecom, Inc. (NYSE), which is a manufacturer of
                                 telecommunications products. From March 1988 to January
                                 1992, Mr. Colburn also served as the Chief Executive Officer of Allen Telecom, Inc. Mr. Colburn is also a Director of
                                 Superior Industries International (custom auto accessories),
                                 Transpro, Inc.(manufacturer and supplier of automotive
                                 components and systems) and Spinnaker Industries, Inc.
                                 (specialty adhesive-backed materials). Mr. Colburn is a
                                 member of the Company's Audit Committee and is Chairman of the Compensation Committee.
Alexander L. Kyman, 67           A director since August 1994, Mr. Kyman from 1984 to 1992
  Director and Nominee           was President of City National Bank (commercial bank). From
                                 1992 through 1993, Mr. Kyman was Vice Chairman of City
                                 National Bank. Mr. Kyman is a Director of DEP Corporation
                                 (personal care products). Currently, Mr. Kyman is a business and financial consultant. Mr. Kyman is a member of the
                                 Company's Audit Committee and Compensation Committee.

            NAME, AGE                   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS;
      AND PRESENT POSITION                 OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------
Donald R. Scheib, 61             A director since 1966, Mr. Scheib was the President and
  Chairman of the Board          Chief Executive Office of the Company from 1992 through
  and Nominee                    1994. For more than five years prior thereto, Mr. Scheib
                                 served the Company as its Vice President, in charge of the
                                 Western Region.
Robert L. Spencer, 79            A director since 1990, Mr. Spencer has been for more than
  Director and Nominee           the last five years self-employed with Spencer Associates
                                 which is engaged in merger and acquisition and financial
                                 services consultation. Mr. Spencer is Chairman of the
                                 Company's Audit Committee.
Robert F. Wilkinson, 63          A director since 1994, Mr. Wilkinson is currently President
  Director                       of Ameron, Inc., of Hawaii. From 1990 through 1995, Mr.
                                 Wilkinson was President and Chief Executive Officer of
                                 Sinclair Paint Co. (paint manufacturer and distributor).
                                 Prior to that and for more than twenty years, Mr. Wilkinson held various senior executive positions with PPG Industries in its coating and resins division. Mr. Wilkinson is a
                                 member of the Company's Compensation Committee. Mr.
                                 Wilkinson has declined to stand for reelection.
Stuart D. Buchalter, 59          Of counsel, Buchalter, Nemer, Fields & Younger, a
  Nominee                        Professional Corporation, California law firm; Chief
                                 Executive Officer (until January 1995), Chairman of the
                                 Board (until June 1995), The Art Stores, art materials
                                 retailer; Chairman of the Board and Chief Executive Officer,
                                 Standard Brands Paint Company, manufacturer and retailer of paint, until June 1993; Director, City National Corp.,
                                 (commercial bank holding company); Director, Authentic
                                 Fitness Corp., (athletic apparel).
Christian K. Bement, 55          Mr. Bement has served the Company as its Executive Vice
  Executive Vice President       President and Chief Operating Officer since February 1995.
  and Nominee                    Prior to that and for over 25 years, Mr. Bement served in
                                 various senior executive positions at Thrifty Corporation, most recently, from 1990-1994, serving as Executive Vice
                                 President.

THE BOARD OF DIRECTORS
MEETINGS, ORGANIZATIONS AND REMUNERATION

For their services on the Board during the 1997 fiscal year, non-employee directors were paid $18,000 as a retainer which includes compensation for all regular meetings. Non-employee directors receive an additional $1,000 for each special meeting, if any, attended in person. Members of the Audit Committee, the Compensation Committee and the Nominating Committee receive $500 for each meeting attended in person. Each director attended at least 75% of all Board and applicable committee meetings. During the fiscal year ended April 30,1997, the Board of Directors met four (4) times.

AUDIT COMMITTEE

The Audit Committee recommends to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of the Company's books and records; reviews with such accounting firm the scope and results of the annual audit; reviews the adequacy of the Company's system of internal accounting controls with such independent accountants; and reviews fees charged by the independent accountants for professional services.

The Company's independent public accountants are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. The Audit Committee consists of three non-employee directors, Messrs. Robert Spencer, who acts as Chairman, Philip Wm. Colburn and Alexander L. Kyman. The Committee met two (2) times during the fiscal year ended April 30, 1997.

COMPENSATION COMMITTEE

The Compensation Committee reviews and approves all salary arrangements and other compensation for officers of the Company. The Compensation Committee consists of three non-employee directors, Messrs. Philip Wm. Colburn, who acts as Chairman, Robert Wilkinson and Alexander L. Kyman. The Compensation Committee formally met one (1) time and took various action by telephone conference and by unanimous written consent during the fiscal year ended April 30,1997.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the year. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

NOMINATING COMMITTEE

The Nominating Committee, composed of Mr. Scheib and Mr. Colburn, is responsible for soliciting recommendations for candidates for the Board of Directors; developing and reviewing background information for candidates; and making recommendations to the Board regarding such candidates. The Nominating Committee did not meet during the fiscal year ended April 30, 1997.

EXECUTIVE COMPENSATION

The following tables and narrative text discuss the compensation paid in the fiscal year ended April 30, 1997, and the two prior fiscal years to the Company's Chief Executive Officer and the Company's other executive officers whose disclosure of compensation is required pursuant to the rules of the Securities and Exchange Commission (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                    NAME AND                  FISCAL      SALARY      BONUS       ALL OTHER
               PRINCIPAL POSITION              YEAR       ($)(1)       ($)       COMPENSATION
    -----------------------------------------------------------------------------------------
    Daniel A. Seigel                           1997       250,000          0(7)
    President & Chief                          1996       250,000    120,000
    Executive Officer(2)                       1995       111,743          0              (6)
    Christian K. Bement                        1997       170,000          0(7)
    Executive Vice President &                 1996       170,000     60,000
    Chief Operating Officer(3)                 1995        42,500          0              (6)
    John D. Branch                             1997       140,000          0(7)
    Senior Vice President &
    Chief Financial Officer
    John K. Minnihan                           1997       114,809          0(7)     11,090(5)
    Vice President Finance(4)                  1996       161,480          0        28,735
                                               1995       161,480          0              (6)

---------------

(1) The Company maintains a non-qualified Supplement Employee Retirement Plan ("SERP") for selected employees of the Company, including officers. The plan is voluntarily funded by the Company through life insurance policies on the participants. Participants contribute a portion of the cost of this plan through deferred salary compensation agreements with the Company. Of the

    Named Executives, only Mr. Minnihan is eligible to participate in the SERP for the 1997 fiscal year and he deferred $4,520 of his salary which was contributed toward this cost of the SERP.

(2) Mr. Seigel serves the Company pursuant to an employment agreement dated as of November 18, 1994 which provides for his employment as President and Chief Executive Officer. Mr. Seigel's annual salary is $250,000 and serves at the discretion of the Company. Mr. Seigel is entitled to termination benefits under certain circumstances. Compensation for the 1995 fiscal year represents 5 1/2 months of service.

(3) Compensation for the 1995 fiscal year represents 3 months of service.

(4) On April 29, 1996, Mr. Minnihan resigned as Chief Financial Officer of the Company. Mr. Minnihan serves in his current capacity, pursuant to an agreement dated April 28, 1996, as amended.

(5) Includes $8,090 contributed by the Company to the SERP and $3,000 contributed by the Company for whole life insurance premiums.

(6) Under the Securities and Exchange Commission rules on executive compensation disclosure, no disclosure regarding items included in this column is required for the 1995 fiscal year.

(7) The Company estimated and accrued a total of $106,590 (including $52,250 for Mr. Seigel) for bonuses to the Named Executives at April 30, 1997. The bonuses result from performance during fiscal 1997, but are not earned and paid until fiscal 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information with respect to previously granted options which were exercised (if any) or which remain outstanding for the Named Executives.

                                                                  NUMBER OF                     VALUE OF
                                                             UNEXERCISED OPTIONS               UNEXERCISED
                                                                AT FY-END (#)            IN-THE MONEY OPTIONS(1)
                          ON EXERCISE   VALUE REALIZED   ---------------------------   ---------------------------
         NAME                 (#)            ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------   -----------   --------------   -----------   -------------   -----------   -------------
Daniel A. Seigel               0               0           400,000              0       $        (2)    $      (2)
Christian K. Bement            0               0           200,000              0          25,000              (2)
John D. Branch                 0               0            33,333         66,667                (2)           (2)
John K. Minnihan               0               0            25,650          8,250          15,938         5,313

---------------

(1) Value based upon $5.75 closing price per share of Common Stock on April 30, 1997.

(2) None of the options currently have any value since the exercise price exceeds the fair market value of the underlying shares as of April 30, 1997.

                           TEN-YEAR OPTION REPRICINGS

The following table discloses the repricing of stock options previously granted to Mr. Seigel. The repricing occurred in March 1996.

                                                                                                    LENGTH OF
                                                     MARKET PRICE                                    ORIGINAL
                                                     OF STOCK AT    EXERCISE PRICE                    OPTION
                                       NUMBER OF       TIME OF        AT TIME OF                  TERM REMAINING
                                        OPTIONS      REPRICING OR    REPRICING OR       NEW         AT DATE OR
                                      REPRICED OR     AMENDMENT       AMENDMENT       EXERCISE     REPRICING OR
          NAME               DATE      AMENDED(#)        ($)             ($)          PRICE(2)      AMENDMENT
------------------------   --------   ------------   ------------   --------------   ----------   --------------
Daniel A. Seigel           03-12-96..    400,000         6.625           5.50(1)        6.375       44 months
President & Chief
  Executive Officer

---------------

(1) Exercise Prices for the options varied depending upon when Mr. Seigel exercised his options as follows:

$5.00/share      for the period      11/15/94 - 11/30/95
$5.50/share      for the period      12/01/95 - 11/30/96
$6.00/share      for the period      12/01/96 - 11/15/97
$6.50/share      for the period      11/16/97 - 11/15/98
$7.00/share      for the period      11/16/98 - 11/15/99

(2) Repricing occurred as a result of the recommendation of the Company's Compensation Committee's independent consultant to "fix" the exercise price of the options to eliminate the potential of an accounting charge.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") is responsible for administering the executive compensation plans and programs of the Company and for making recommendations to the Board of Directors regarding the compensation and benefits provided to the Chief Executive Officer and the other executive officers. Each member of the Compensation Committee, whose names are set forth below this report, is an independent director of the Company.

COMPENSATION POLICIES

Company's executive compensation programs are designed to:

1. Motivate executive officers to enhance the Company's performance for the benefit of its shareholders;

2. Reward executives for superior individual contributions to the achievement of the Company's business objectives; and

3. Align the interests of the Company's executive officers and key employees with the interests of its shareholders through equity and performance based compensation programs.

For the Fiscal Year ended April 30, 1996 and 1997, the key elements of the compensation program for executive management were base salary, cash bonuses and stock option grants. The Compensation Committee reevaluates executive compensation periodically to institute compensation packages which relate in part to overall Company performance and are similar to compensation packages awarded to similar positions in the industry. During fiscal 1996, the Compensation Committee retained an independent executive compensation consulting firm, Towers-Perrin, ("Compensation Consultant") to conduct a study ("Study") to evaluate the competitive position and structure of the Company's executive compensation plans and programs. The Study's findings were presented to the Compensation Committee during fiscal 1996. In accordance with the Study's findings, the Compensation Committee determined that a semi-annual performance bonus program should be instituted for fiscal 1997.

BASE SALARY

Base salary levels generally are determined on the Compensation Committee's assessment and the Study's findings of prevailing levels among similarly sized and situated publicly-held companies. The Compensation Committee also considers other factors, including the Company's financial performance and the depth of the duties and functions of each of the Named Executives and other benefits available to the Named Executives. None of the Named Executives received raises for the 1995, 1996 or 1997 fiscal years. The base salary is deemed to have been appropriate by the Compensation Committee in view of the value of stock options previously granted and the prior and expected contributions of the Named Executives to the Company's development.

DISCRETIONARY ANNUAL BONUSES

Discretionary annual bonuses were the only bonus procedure available during fiscal 1996 for the Named Executives. For fiscal 1997, the Company adopted a semi-annual performance bonus program described below. Discretionary annual bonuses were determined based on the Company's performance during the previous year, focusing particularly on enhancement of shareholder value, growth in earnings and individual performance.

SEMI-ANNUAL PERFORMANCE BONUS PLAN

The Company adopted, effective May 1, 1996, a semi-annual performance bonus plan entitled Management By Objectives ("MBO"). Under the MBO, semi-annual incentives are established for the Named Executives, all other executives and certain key employees of the Company. The actual award is based on Company performance and individual performance, and may be greater or less than the target semi-annual incentive. If the Company does not meet a threshold level of performance, no awards may be granted. Generally, an individual's target award is calculated by assigning various weights to objective performance criteria such as sales increases, profit growth and individual objectives. No awards were made under this bonus plan for the first six months of fiscal 1997 to any of the Named Executives. Bonus payments as a result of individual and Company performance during the last six months of fiscal 1997 will be earned and made during fiscal 1998. For the Named Executives, such payments are estimated to be $106,590 with Mr. Seigel estimated to receive $52,250 of such amount.

For fiscal 1998, the MBO will be an annual performance bonus plan.

EQUITY BASED PLAN

Stock options provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's stock. Stock options only have value if the stock price appreciates in value from the date the options are granted.

In 1994 the shareholders adopted, and in 1996 amended, the Earl Scheib, Inc. 1994 Performance Employee Stock Option Plan (the "1994 Performance Plan"). The 1994 Performance Plan was adopted to better align the interests of the Company's management and employees with those of the shareholders. Options will be granted to key employees who have made and are expected to continue to make valuable contributions to the Company. Options are typically granted at fair market value or higher on the date of grant and typically vest over a three to four year period.

In addition, the shareholders, in 1994, adopted the Earl Scheib, Inc. 1994 Board of Directors Stock Option Plan (the "1994 Directors Option Plan") to provide an equity based incentive to the Company's non-employee directors. The 1994 Directors Option Plan provides that each independent director shall be eligible for an initial grant of options to purchase 10,000 shares of Common Stock at the fair market value on the date of grant and vest over a four year period. In 1996, the shareholders approved an amendment to the 1994 Directors Option Plan to further link the interests of the directors with those of the shareholders by providing the directors an opportunity to receive a grant of an additional option to purchase four times the number of shares of Company Common Stock the director purchases on the open market (up to a maximum of an option to purchase 10,000 shares).

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Pursuant to his employment agreement, Mr. Seigel, the Company's President and Chief Executive Officer, is paid an annual salary of $250,000 and any bonus awarded was within the discretion of the Board of Directors.

Mr. Seigel was granted stock options to purchase up to 400,000 shares of Common Stock in November 1994. All of the options granted were originally granted at exercise prices both below and above the then-current fair market value of the Common Stock and vest over a two year period. It was recommended to the Compensation Committee by the Compensation Consultant and the Company's independent auditors that the Company and Mr. Seigel amend his Stock Option Agreement to "fix" the exercise price of the options granted in order to eliminate the potential of an accounting charge. Mr. Seigel's exercise price, as described in footnote 2 of the "Ten-Year Option Repricings" table, for all his options were repriced to $6.375 per share. No other provision of Mr. Seigel's Stock Option Agreement was amended.

Under the MBO, Mr. Seigel's target award is based solely on Company performance. As mentioned above, Mr. Seigel will receive a payment under the terms of the MBO for the Company's performance during the last six months of fiscal 1997, which is earned and paid during fiscal 1998, such payment is estimated to be $52,250.

During fiscal 1996, Mr. Seigel was awarded a bonus of $120,000 in consideration of the Company's improving financial performance and the repositioning of the organizational structure to intensify focus on shop management and customer service.

                                          Philip Wm. Colburn, Chairman
                                          Alexander L. Kyman
                                          Robert F. Wilkinson

PERFORMANCE GRAPH

The Performance Graph below compares total cumulative return on the Company's Common Stock, the AMEX Index and the Media General Automotive Parts and Accessories Industry Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET
        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)          EARL SCHEIB, INC.    INDUSTRY INDEX       BROAD MARKET
1992                                            100.00              100.00              100.00
1993                                             64.16              125.21              104.03
1994                                             43.41              146.85              110.06
1995                                             62.70              142.35              119.12
1996                                             70.54              166.73              145.72
1997                                             55.47              190.29              135.22

SECTION 16(A) REPORTING DELINQUENCIES

Under federal securities laws and rules of the Securities and Exchange Commission, directors and executive officers of the Company, as well as persons holding more than 10% of the Company's outstanding shares of Common Stock, are required to file reports showing their initial ownership of the Company's Common Stock and any subsequent changes in that ownership with the Securities and Exchange Commission and the American Stock Exchange by certain specified due dates. Based solely on the Company's review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed, during fiscal 1997, all such reports that were required were filed on a timely basis, with the exception of John D. Branch, Senior Vice President and Chief Financial Officer, who filed a delinquent Form 4 in May, 1997, which was due on April 10, 1997.

CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

The Company, effective March 5, 1996, dismissed BDO Seidman, independent auditors, as its principal independent accountant. The dismissal was recommended by the Audit Committee and approved by the Board of Directors.

BDO Seidman's report on the Company's financial statements for either of the past two years prior to its dismissal did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and BDO Seidman of the types described in Item 304(a)(1)(iv) of Regulation S-K. The Company has complied with
Item 304(a)(3) of Regulation S-K.

Effective March 6,1996, following the recommendation of the Audit Committee and Board approval, the Company engaged Deloitte & Touche LLP, independent public accountants, as its new principal independent accountant to audit the Company's financial statements. The Company did not consult Deloitte & Touche LLP during the two fiscal years immediately prior to the engagement of Deloitte & Touche LLP with regard to any of the matters described in Item 304(a)(2) of Regulation S-K.

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

Shareholders of record who wish to have their proposals considered for inclusion in the company's Proxy Statement for the 1998 Annual Meeting of Shareholders should deliver such proposals in writing to the Company, addressed as follows:
Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211,
Attention: David I. Sunkin, Vice President and General Counsel. Such proposals must be received by the Company at the foregoing address no later than March 30, 1998 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

OTHER BUSINESS

The Board of Directors is not aware of any matter which may properly be presented for action at the Meeting other than the matters set forth herein, but, should any other matter requiring a vote of the shareholders arise, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy, in the interests of the Company.

PROXIES AND SOLICITATIONS

Proxies for the Meeting are being solicited by mail directly and through brokerage and bank institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally, by telephone, or by telegraph. The Company does not expect to pay any fees or compensation for the solicitation of proxies but may reimburse brokers and other persons who hold stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

AVAILABILITY OF FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended April 30,1997, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, will be furnished to shareholders upon written request without charge. A copy may be requested by writing to David I. Sunkin, Vice President and General Counsel, Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211.

                                          By order of the Board of Directors

                                          SIGNATURE
                                          David I. Sunkin
                                          Vice President & General Counsel,
                                          Secretary
Beverly Hills, California
July 28, 1997

PROXY                                        EARL SCHEIB, INC.

      Solicited on behalf of the Board of Directors of EARL SCHEIB, INC. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting) to be held on September 5, 1997 at 10:00 A.M., at The Hotel Nikko, 465 S. La Cienega Boulevard, Los Angeles, California.

      The undersigned hereby appoints John D. Branch and John K. Minnihan, or either one of them, as proxies, with full power of substitution, to vote all shares of Common Stock of the Company held of record by the undersigned on July 16, 1997 at the Meeting or at any adjournments thereof, on the proposal set forth below and in their discretion upon such other business as may properly come before the Meeting.

      The Board of Directors recommends a vote FOR all nominees listed in Proposal 1.

1. ELECTION OF DIRECTORS

         [ ] FOR all nominees listed below                        [ ] WITHHOLD AUTHORITY to vote
           (except as marked to the contrary below)               for all nominees listed below

    Christian K. Bement Stuart D. Buchalter Philip Wm. Colburn Alexander L.
           Kyman Donald R. Scheib Daniel A. Seigel Robert L. Spencer

(INSTRUCTION: To withhold authority for any individual write that nominee's name on the line provided below)

--------------------------------------------------------------------------------

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

                    (CONTINUED FROM THE FRONT SIDE OF CARD)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Proxy Statement dated July 28, 1997 is acknowledged.

  Please mark, sign, date and return this Proxy in the accompanying prepaid envelope.

                                                       Date:  1997

                                                                     (Signature)

                                                                     (Signature)

                                                       Please sign exactly as
                                                       your name appears hereon.
                                                       When signing as attorney,
                                                       executor, administrator,
                                                       trustee, guardian or
                                                       corporate officer, please
                                                       include full title.